UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 10, 2010
Apache Corporation
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-4300 (Commission File No.)	41-0747868 (IRS Employer Identification No.)

2000 Post Oak Boulevard, Suite 100, Houston, Texas (Address of Principal Executive Offices)	77056-4400 (Zip Code)
Registrant’s telephone number, including area code: (713) 296-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
     On November 10, 2010, Apache Deepwater LLC (formerly known as ZMZ Acquisitions LLC), a Delaware limited liability company (“Merger Sub”), Apache MEI Finance, Inc., a Delaware corporation (the “Co-Issuer”, and together with Merger Sub, the “Issuers”) and certain guarantor subsidiaries (the “Guarantors”) of Mariner Energy, Inc., a Delaware corporation (“Mariner”), executed and delivered to Wells Fargo Bank, National Association, as trustee (the “Trustee”), (1) the Third Supplemental Indenture (the “7.50% Notes Supplemental Indenture”) to the Indenture, dated as of April 24, 2006, among Mariner, the guarantors party thereto and the Trustee (as amended by the First Supplemental Indenture dated May 2, 2008 and the Second Supplemental Indenture dated February 10, 2010, the “7.50% Notes Indenture”), (2) the Fourth Supplemental Indenture (the “11.75% Notes Supplemental Indenture”) to the Indenture, dated as of June 10, 2009, among Mariner, the guarantors party thereto and the Trustee (as amended by the First Supplemental Indenture dated June 10, 2009, the Second Supplemental Indenture dated February 10, 2010 and the Third Supplemental Indenture dated May 20, 2010, the “11.75% Notes Indenture”) and (3) the Third Supplemental Indenture (the “8% Notes Supplemental Indenture”) to the Indenture, dated as of April 30, 2007, among Mariner, the guarantors party thereto and the Trustee (as amended by the First Supplemental Indenture dated May 2, 2008 and the Second Supplemental Indenture dated February 10, 2010, the “8% Notes Indenture”).
     Pursuant to the 7.50% Notes Supplemental Indenture, the 11.75% Notes Supplemental Indenture and the 8% Notes Supplemental Indenture, Merger Sub, upon consummation of the Merger (as defined below), assumed all of the obligations of Mariner under (1) the 7.50% senior notes due 2013 (the “7.50% Notes”) issued by Mariner pursuant to the 7.50% Notes Indenture, (2) the 11.75% senior notes due 2016 (the “11.75% Notes”) issued by Mariner pursuant to the 11.75% Notes Indenture, and (3) the 8% senior notes due 2017 (the “8% Notes” and, together with the 7.50% Notes and the 11.75% Notes, the “Notes”) issued by Mariner pursuant to the 8% Notes Indenture.
     Interest on the Notes is payable semi-annually in arrears. The 7.50% Notes mature on April 15, 2013, the 11.75% Notes mature on June 30, 2016, and the 8% Notes mature on May 15, 2017. The obligations of the Issuers and the Guarantors may be accelerated upon the occurrence of certain customary events of default, including payment defaults, uncured defaults in the performance of certain covenants and agreements under the indentures and bankruptcy and insolvency related defaults. As of November 10, 2010, there was $300 million in aggregate principal amount of the 7.50% Notes outstanding, $300 million in aggregate principal amount of the 11.75% Notes outstanding and $300 million in aggregate principal amount of the 8% Notes outstanding.
     The Issuers have provided notice to the holders of the Notes that they intend to redeem the 7.50% Notes, the 8% Notes and 35% of the 11.75% Notes on December 13, 2010. The Issuers have also provided notice to the holders of the 11.75% Notes that they intend to redeem the remaining 65% of the 11.75% Notes on December 14, 2010.
     The descriptions of the Notes and the guarantees described above are qualified in their entirety by reference to the full text of the 7.50% Notes Indenture, the 7.50% Notes Supplemental Indenture, the 8% Notes Indenture, the 8% Notes Supplemental Indenture, the 11.75% Notes Indenture and the 11.75% Notes Supplemental Indenture attached hereto as Exhibits 4.1 through 4.13 and are incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.
     On November 10, 2010, pursuant to the Agreement and Plan of Merger dated April 14, 2010, as amended by Amendment No. 1 dated August 2, 2010 (as amended, the “Merger Agreement”), by and among Apache Corporation, a Delaware corporation (“Apache”), Merger Sub and Mariner, Mariner merged with and into Merger Sub, with Merger Sub surviving the merger as a wholly owned subsidiary of Apache (the “Merger”).
     In connection with the Merger, Apache issued approximately 17.5 million shares of its common stock and paid approximately $800 million in cash to former Mariner stockholders in exchange for their shares of Mariner common stock. The Apache shares issued to Mariner stockholders represent approximately 5% of Apache’s issued and outstanding common stock after the Merger, based upon the number of Apache shares outstanding at November 10, 2010. Apache did not issue any fractional shares of its common stock in connection with the Merger. For each fractional share that would have otherwise been issued, Apache paid cash (without interest) in an amount equal to the product of the fractional share and the average of the closing price of Apache common stock on the New York Stock Exchange, as reported in The Wall Street Journal, for the five consecutive trading days ending on the calendar day immediately prior to the closing date of the Merger.

     Under the merger agreement, Mariner stockholders had the option to elect to receive consideration consisting of cash, shares of Apache common stock or a combination of both in exchange for their shares of Mariner common stock, subject to a proration feature. Mariner stockholders electing to receive a mix of cash and stock consideration and non-electing stockholders were entitled to receive $7.80 in cash and 0.17043 shares of Apache common stock in exchange for each share of Mariner common stock. Subject to proration, Mariner stockholders electing to receive all cash were entitled to receive $26.00 in cash for each share of Mariner common stock and Mariner stockholders electing to receive only Apache common stock were entitled to receive 0.24347 shares of Apache common stock in exchange for each share of Mariner common stock.
     Mariner stockholders received the following consideration for each share of Mariner common stock they owned, depending upon the elections, if any, which they made, and the proration feature of the Merger Agreement:
•	Mariner stockholders who made valid elections to receive all cash consideration will receive, for each share subject to election, $26.00 in cash;

•	Since the Apache common stock consideration was oversubscribed, Mariner stockholders who made valid elections to receive all stock consideration will receive, for each share subject to election, approximately 81.4 percent of the merger consideration in common stock, or 0.198113 shares of Apache common stock and $4.84 in cash; and

•	Mariner stockholders electing mixed cash and stock consideration, and stockholders who did not make an election, will receive, for each share subject to election, $7.80 in cash and 0.17043 shares of Apache common stock.
     The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibits 2.1 to Apache’s Current Reports on Form 8-K filed with the Securities and Exchange Commission on April 16, 2010 and August 3, 2010 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information set forth under Item 1.01 above is hereby incorporated into this Item 2.03 by reference.

Item 7.01	Regulation FD Disclosure.
     On November 10, 2010, Apache issued a press release announcing the completion of the Merger. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     The information furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and will not be incorporated by reference into any registration statement filed by Apache under the Securities Act of 1933 unless specifically identified therein as being incorporated therein by reference.
Item 8.01 Other Events.
     On November 15, 2010, Apache issued a press release announcing the final results of merger consideration elections by Mariner stockholders. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
     (a) Financial Statements of Businesses Acquired.
     To the extent required by this item, financial statements of Mariner will be filed as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report is required to be filed.
     (d) Exhibits.

Exhibit Number	Description
2.1
Agreement and Plan of Merger dated April 14, 2010 by and among Apache Corporation, Apache Deepwater LLC (formerly known as ZMZ Acquisitions LLC) and Mariner Energy, Inc. (incorporated by reference to Exhibit 2.1 to Apache Corporation’s Current Report on Form 8-K filed on April 16, 2010) (the schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K).

2.2
Amendment No. 1 dated as of August 2, 2010 to the Agreement and Plan of Merger dated April 14, 2010 by and among Apache Corporation, Apache Deepwater LLC (formerly known as ZMZ Acquisitions LLC) and Mariner Energy, Inc. (incorporated by reference to Exhibit 2.1 to Apache Corporation’s Current Report on Form 8-K filed on August 3, 2010).

4.1
Indenture, dated as of June 10, 2009, among Mariner Energy, Inc., the guarantors party thereto and Wells Fargo Bank, N.A., as trustee (incorporated by reference to Exhibit 4.1 to Mariner Energy, Inc.’s Current Report on Form 8-K filed on June 16, 2009).

Exhibit Number	Description
4.2
First Supplemental Indenture, dated as of June 10, 2009, among Mariner Energy, Inc., the guarantors party thereto and Wells Fargo Bank, N.A., as trustee (incorporated by reference to Exhibit 4.2 to Mariner Energy, Inc.’s Current Report on Form 8-K filed on June 16, 2009).

4.3	Second Supplemental Indenture, dated as of February 10, 2010, among Mariner Energy, Inc., the guarantors party thereto and Wells Fargo Bank, N.A., as trustee.
4.4
Third Supplemental Indenture, dated as of May 20, 2010, among Mariner Energy, Inc., the guarantors party thereto and Wells Fargo Bank, N.A., as trustee (incorporated by reference to Exhibit 4.3 to Apache Corporation’s Current Report on Form 8-K filed November 12, 2010).

4.5
Fourth Supplemental Indenture, dated as of November 10, 2010, among Apache Deepwater LLC, Apache MEI Finance, Inc., as co-issuer, the guarantors party thereto and Wells Fargo Bank, N.A., as trustee, pertaining to the 11.75% Notes (incorporated by reference to Exhibit 4.7 to Apache Corporation’s Current Report on Form 8-K filed on November 12, 2010).

4.6
Indenture, dated as of April 30, 2007, among Mariner Energy, Inc., the guarantors party thereto and Wells Fargo Bank, N.A., as trustee (incorporated by reference to Exhibit 4.1 to Mariner Energy, Inc.’s Current Report on Form 8-K filed on May 1, 2007).

4.7	First Supplemental Indenture, dated as of May 2, 2008, among Mariner Energy, Inc., the guarantors party thereto and Wells Fargo Bank, N.A., as trustee.

4.8	Second Supplemental Indenture, dated as of February 10, 2010, among Mariner Energy, Inc., the guarantors party thereto and Wells Fargo Bank, N.A., as trustee.

4.9
Third Supplemental Indenture, dated as of November 10, 2010, among Apache Deepwater LLC, Apache MEI Finance, Inc., as co-issuer, the guarantors party thereto and Wells Fargo Bank, N.A., as trustee, pertaining to the 8% Notes (incorporated by reference to Exhibit 4.8 to Apache Corporation’s Current Report on Form 8-K filed on November 12, 2010).

4.10
Indenture, dated as of April 24, 2006, among Mariner Energy, Inc., the guarantors party thereto and Wells Fargo Bank, N.A., as trustee (incorporated by reference to Exhibit 4.1 to Mariner Energy, Inc.’s Current Report on Form 8-K filed on April 25, 2006).

4.11	First Supplemental Indenture, dated as of May 2, 2008, among Mariner Energy, Inc., the guarantors party thereto and Wells Fargo Bank, N.A., as trustee.

4.12	Second Supplemental Indenture, dated as of February 10, 2010, among Mariner Energy, Inc., the guarantors party thereto and Wells Fargo Bank, N.A., as trustee.

4.13
Third Supplemental Indenture, dated as of November 10, 2010, among Apache Deepwater LLC, Apache MEI Finance, Inc., as co-issuer, the guarantors party thereto and Wells Fargo Bank, N.A., as trustee, pertaining to the 7.50% Notes (incorporated by reference to Exhibit 4.6 to Apache Corporation’s Current Report on Form 8-K filed on November 12, 2010).

99.1	Press release of Apache Corporation dated November 10, 2010 (incorporated by reference to Exhibit 99.1 to Apache Corporation’s Current Report on Form 8-K filed on November 12, 2010).
99.2	Press release of Apache Corporation dated November 15, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APACHE CORPORATION
Dated: November 15, 2010	By:	/s/ John A. Crum
		Name:	John A. Crum
		Title:	Co-Chief Operating Officer and President - North America

EXHIBIT INDEX

Exhibit Number	Description
2.1
Agreement and Plan of Merger dated April 14, 2010 by and among Apache Corporation, Apache Deepwater LLC (formerly known as ZMZ Acquisitions LLC) and Mariner Energy, Inc. (incorporated by reference to Exhibit 2.1 to Apache Corporation’s Current Report on Form 8-K filed on April 16, 2010) (the schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K).

2.2
Amendment No. 1 dated as of August 2, 2010 to the Agreement and Plan of Merger dated April 14, 2010 by and among Apache Corporation, Apache Deepwater LLC (formerly known as ZMZ Acquisitions LLC) and Mariner Energy, Inc. (incorporated by reference to Exhibit 2.1 to Apache Corporation’s Current Report on Form 8-K filed on August 3, 2010).

4.1
Indenture, dated as of June 10, 2009, among Mariner Energy, Inc., the guarantors party thereto and Wells Fargo Bank, N.A., as trustee (incorporated by reference to Exhibit 4.1 to Mariner Energy, Inc.’s Current Report on Form 8-K filed on June 16, 2009).

4.2
First Supplemental Indenture, dated as of June 10, 2009, among Mariner Energy, Inc., the guarantors party thereto and Wells Fargo Bank, N.A., as trustee (incorporated by reference to Exhibit 4.2 to Mariner Energy, Inc.’s Current Report on Form 8-K filed on June 16, 2009).

4.3	Second Supplemental Indenture, dated as of February 10, 2010, among Mariner Energy, Inc., the guarantors party thereto and Wells Fargo Bank, N.A., as trustee.
4.4
Third Supplemental Indenture, dated as of May 20, 2010, among Mariner Energy, Inc., the guarantors party thereto and Wells Fargo Bank, N.A., as trustee (incorporated by reference to Exhibit 4.3 to Apache Corporation’s Current Report on Form 8-K filed November 12, 2010).

4.5
Fourth Supplemental Indenture, dated as of November 10, 2010, among Apache Deepwater LLC, Apache MEI Finance, Inc., as co-issuer, the guarantors party thereto and Wells Fargo Bank, N.A., as trustee, pertaining to the 11.75% Notes (incorporated by reference to Exhibit 4.7 to Apache Corporation’s Current Report on Form 8-K filed on November 12, 2010).

4.6
Indenture, dated as of April 30, 2007, among Mariner Energy, Inc., the guarantors party thereto and Wells Fargo Bank, N.A., as trustee (incorporated by reference to Exhibit 4.1 to Mariner Energy, Inc.’s Current Report on Form 8-K filed on May 1, 2007).

4.7	First Supplemental Indenture, dated as of May 2, 2008, among Mariner Energy, Inc., the guarantors party thereto and Wells Fargo Bank, N.A., as trustee.

4.8	Second Supplemental Indenture, dated as of February 10, 2010, among Mariner Energy, Inc., the guarantors party thereto and Wells Fargo Bank, N.A., as trustee.

4.9
Third Supplemental Indenture, dated as of November 10, 2010, among Apache Deepwater LLC, Apache MEI Finance, Inc., as co-issuer, the guarantors party thereto and Wells Fargo Bank, N.A., as trustee, pertaining to the 8% Notes (incorporated by reference to Exhibit 4.8 to Apache Corporation’s Current Report on Form 8-K filed on November 12, 2010).

4.10
Indenture, dated as of April 24, 2006, among Mariner Energy, Inc., the guarantors party thereto and Wells Fargo Bank, N.A., as trustee (incorporated by reference to Exhibit 4.1 to Mariner Energy, Inc.’s Current Report on Form 8-K filed on April 25, 2006).

4.11	First Supplemental Indenture, dated as of May 2, 2008, among Mariner Energy, Inc., the guarantors party thereto and Wells Fargo Bank, N.A., as trustee.

4.12	Second Supplemental Indenture, dated as of February 10, 2010, among Mariner Energy, Inc., the guarantors party thereto and Wells Fargo Bank, N.A., as trustee.

4.13
Third Supplemental Indenture, dated as of November 10, 2010, among Apache Deepwater LLC, Apache MEI Finance, Inc., as co-issuer, the guarantors party thereto and Wells Fargo Bank, N.A., as trustee, pertaining to the 7.50% Notes (incorporated by reference to Exhibit 4.6 to Apache Corporation’s Current Report on Form 8-K filed on November 12, 2010).

99.1	Press release of Apache Corporation dated November 10, 2010 (incorporated by reference to Exhibit 99.1 to Apache Corporation’s Current Report on Form 8-K filed on November 12, 2010).
99.2	Press release of Apache Corporation dated November 15, 2010.